Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Astralis Ltd. (the "Company"), certifies that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 16, 2004                    /s/ Mike Ajnsztajn
                                          ----------------------------
                                          Mike Ajnsztajn
                                          Chief Executive Officer


Dated: August 16, 2004                    /s/ Gina Tedesco
                                          ----------------------------
                                          Gina Tedesco
                                          Chief Financial Officer


Dated: August 16, 2004                    /s/ Jose O'Daly
                                          ----------------------------
                                          Jose O'Daly
                                          Chairman of the Board of Directors and
                                          President of Research and Development

      This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.